[AMERICAN BANK INCORPORATED LOGO]

March 29, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of American Bank Incorporated (the "Company"), which will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, at 9:00 a.m. (local time) on April 26, 2006.

The Annual Meeting will be held for the election of four directors and such other matters as may properly come before the annual meeting.

The Board of Directors has determined that the matter to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" the matter to be considered.

I urge you to sign, date and return the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Mark W. Jaindl

Mark W. Jaindl
Chairman, President and Chief Executive Officer

                           AMERICAN BANK INCORPORATED
                            4029 WEST TILGHMAN STREET
                          ALLENTOWN, PENNSYLVANIA 18104
                                 (610) 366-1800

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 26, 2006

         Notice is hereby given that the Annual Meeting of Stockholders of American Bank Incorporated (the "Company") will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, on April 26, 2006 at 9:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of four Directors to the Board of Directors; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposal at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 17, 2006 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors

                                       /s/ Sandra A. Berg

                                       Sandra A. Berg, Corporate Secretary
Allentown, Pennsylvania
March 29, 2006

--------------------------------------------------------------------------------
| IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF | | FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR | | CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. |
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                           AMERICAN BANK INCORPORATED
                            4029 WEST TILGHMAN STREET
                          ALLENTOWN, PENNSYLVANIA 18104
                                 (610) 366-1800

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2006

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of American Bank Incorporated (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, on April 26, 2006, at 9:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 29, 2006.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. WHERE NO DIRECTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES THAT ARE RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Sandra A. Berg, at the address shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who has returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's shares of common stock, par value $0.10 per share, as of the close of business on March 17, 2006 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 6,047,586 shares of common stock issued and outstanding. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Company's shares of common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock.

                               AMOUNT OF SHARES
                                OWNED AND NATURE             PERCENT OF SHARES
NAME AND ADDRESS OF              OF BENEFICIAL              OF COMMON STOCK
 BENEFICIAL OWNERS               OWNERSHIP (1)                 OUTSTANDING
-------------------            -----------------            -------------------
Mark W. Jaindl(2)                   4,007,816(3)                   59.4%
1964 Diehl Court
Allentown, PA 18104

David M. Jaindl(2)                  1,340,939(3)                   21.3%
3150 Coffeetown Road
Orefield, PA 18069

Estate of Frederick J. Jaindl         956,756                      15.9%
3150 Coffeetown Road
Orefield, PA 18069

Martin F. Spiro                       484,603                       7.9%
1224 Main Street
Allentown, PA 18104

----------
(1) Shares "beneficially owned" include shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that the individual may purchase under stock option(s) or acquire by the conversion of trust preferred securities exercisable or convertible within 60 days of the record date.
(2)  Mark W. Jaindl and David M. Jaindl are brothers.
(3) Includes shares held by the Estate of Frederick J. Jaindl, of which Mark W. Jaindl and David M. Jaindl are Co-Executors.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Board of Directors consists of seven members. The Company's bylaws provide that approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors are elected. Four directors will be elected at the Annual Meeting. One director will be elected to serve for a two-year term and until his successor is elected and three directors will be elected to serve for a three-year term and until their respective successors are elected. The Board of Directors has nominated Michael D. Molewski to serve as a director for a two-year term and John F. Eureyecko, John W. Galuchie, Jr. and Donald J. Whiting, Jr. to serve as directors for a three-year term. Each individual is currently a member of the Board of Directors.

         The table below sets forth certain information, as of March 17, 2006, regarding members of the Company's Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees identified below.

If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                             POSITION(S)                                                  SHARES
                         HELD WITH THE COMPANY               DIRECTOR     CURRENT      BENEFICIALLY   PERCENT OF
         NAME               OR AMERICAN BANK        AGE      SINCE(1)   TERM EXPIRES     OWNED(2)        CLASS
----------------------   ---------------------   ---------   --------   ------------   ------------   ----------
                                                      NOMINEES

Michael D. Molewski             Director             43          2005          2006        2,000          *
John F. Eureyecko               Director             51          2005          2006       20,768          *
John W. Galuchie, Jr.           Director             53          2005          2006       12,000          *
Donald J. Whiting, Jr.          Director             46          2005          2006       40,937          *

                                                 OTHER BOARD MEMBERS

Mark W. Jaindl                  Chairman,            46          1996          2008    4,007,816(3)      59.4%
                            President and CEO

Phillip S. Schwartz             Director             60          1996          2007      280,640(4)       4.6%
Martin F. Spiro                 Director             72          1996          2007      484,603(5)       7.9%

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Harry C. Birkhimer       Treasurer, Senior Vice      57           n/a           n/a       17,843(6)       *
                              President and
                         Chief Financial Officer
Sandra A. Berg           Secretary, Senior Vice      49           n/a           n/a       14,880(7)       *
                              President and
                         Chief Operating Officer
Chris J. Persichetti      Senior Vice President      43           n/a           n/a       17,292(8)       *
                         and Chief Lending Officer
Robert W. Turner          Senior Vice President      44           n/a           n/a        5,705(9)       *
                         and Chief Technology Officer

All directors and executive                                                            4,904,484         71.5%
officers as a group (11 persons)

----------
*    Less than 1%.
(1) Reflects initial appointment to the Board of Directors of the Company or American Bank.
(2) Includes shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that an individual may purchase under stock option(s) or acquire by the conversion of trust preferred securities exercisable or convertible within 60 days of the record date.
(3) Includes 114,750 shares that can be acquired pursuant to the exercise of options, 106,000 shares that can be acquired pursuant to the conversion of trust preferred securities and 6,493 shares that can be acquired pursuant to the Senior Executive Retirement Plan. Also includes 415,000 shares that can be acquired pursuant to the conversion of trust preferred securities held by Jaindl Associates LP, of which Mr. Jaindl is the general partner. Also includes 956,756 shares held by the Estate of Frederick J. Jaindl, of which Mark W. Jaindl is a Co-Executor, and 3,923 shares that can be acquired pursuant to the conversion of trust preferred securities held by the Estate of Frederick J. Jaindl. Also includes 135,655 shares as to which Mark W. Jaindl is a trustee, and 28,821 shares that can be acquired pursuant to the conversion of trust preferred securities as to which Mark
     W. Jaindl is a trustee.
(4) Includes 19,000 shares that can be acquired pursuant to the conversion of trust preferred securities.
(5) Includes 65,000 shares that can be acquired pursuant to the conversion of trust preferred securities.
(6) Includes 9,000 shares that can be acquired pursuant to the exercise of options and 705 shares that can be acquired pursuant to the Senior Executive Retirement Plan.
(7) Includes 13,500 shares that can be acquired pursuant to the exercise of options and 705 shares that can be acquired pursuant to the Senior Executive Retirement Plan.
(8) Includes 13,500 shares that can be acquired pursuant to the exercise of options and 1,407 shares that can be acquired pursuant to the Senior Executive Retirement Plan.
(9) Includes 5,000 shares that can be acquired pursuant to the exercise of options and 705 shares that can be acquired pursuant to the Senior Executive Retirement Plan.

         The business experience for the past five years for each of the Company's directors and executive officers is as follows:

         MARK W. JAINDL. Mr. Jaindl has served as the Chairman of the Board of the Company and the Bank since April 2004 and President and Chief Executive Officer of the Bank since 1997 and of the Company since its formation in 2001. Mr. Jaindl serves as a Trustee for the Jaindl Foundation, a philanthropic organization benefiting charitable causes in the Lehigh Valley. Mr. Jaindl has been on the Board of Directors of Sageworth Holdings, LLC since November 2003 and its wholly owned subsidiary Sageworth Trust Company since February 2005. Sageworth provides fiduciary, investment and family office services to its clients. Since May 2004, Mr. Jaindl has served as a member of the Board of Commissioners of the Lehigh County Housing Authority, which provides affordable housing programs to over 3,000 families throughout the Lehigh Valley. Mr. Jaindl was a director of Massachusetts Fincorp, Inc. and its wholly owned subsidiary, Massachusetts Co-operative Bank, from May 2000 until August 2002. He served as Chief Financial Officer of Jaindl Turkey Farms and Jaindl Land Company from May 1982 to October 1991 and again from June 1995 to October 1997. He served as a director of Pure World, Inc., the holding company for Pure World Botanicals, from October 1994 until October 2001. Mr. Jaindl served as a director of Continental Information Systems, Inc. from February 2000 to December 2001.

         JOHN F. EUREYECKO. Mr. Eureyecko has served as a director of the Company and the Bank since April 2005. Mr. Eureyecko is President and Chief Executive Officer of Belhaven Capital Group, Inc., Bethlehem, Pennsylvania, which owns and manages commercial and residential real estate properties throughout the Lehigh Valley. From 1991 to 2001, Mr. Eureyecko served in various positions with Piercing Pagoda, Inc. including President and Chief Executive Officer from 1996 through 2001. Mr. Eureyecko serves on the boards of American Home Partners, Inc. and Albarell Electric. Additionally, Mr. Eureyecko serves on the boards of Northampton Community College, Moravian Academy, WLVT-TV39 and is on the Finance Committee of Hillside School and a member of the Bethlehem South Side Vision Task Force.

         JOHN W. GALUCHIE, JR. Mr. Galuchie has served as a director of the Company and the Bank since April 2005. Mr. Galuchie is the President and Chief Operating Officer of T. R. Winston & Company, LLC, (since 1989) a registered securities broker-dealer located in Bedminster, New Jersey. Prior to August 2003 Mr. Galuchie was also engaged in the following businesses: (i) Kent Financial Services, Inc., as Executive Vice President and Treasurer from September 1986 to August 2003; (ii) Pure World, Inc., a manufacturer and distributor of natural products, as Executive Vice President from April 1998 to October 2001; (iii) Cortech, Inc., a biopharmaceutical company, as President and director from September 1998 to August 2003; and (iv) Gish Biomedical, Inc., a medical device manufacturer, as a director from September 1999 (Chairman from March 2000) until April 2003. Mr. Galuchie also served as Chairman of the Board of General Devices, Inc., a company seeking to redeploy its assets, from September 2000 to October 2005. He has served as Treasurer and a director of the Tennant-In-Common Association, a securities industry trade association, since 2005. Mr. Galuchie is a Certified Public Accountant and has been designated the Audit Committee Financial Expert.

         MICHAEL D. MOLEWSKI. Mr. Molewski has served as a director of the Company and the Bank since October 2005. Mr. Molewski is the majority partner of Molewski Financial Partners, Bethlehem, Pennsylvania, where he oversees the strategic planning and directs the Family Consulting Group services of the firm. Mr. Molewski is a graduate of King's College, Wilkes Barre, Pennsylvania. Mr. Molewski is a Chartered Financial Consultant (ChFC) and Certified Financial Planner (CFP). He is a member of the Association for Advanced Life Underwriting
(AALU), the National Association of Insurance and Financial Advisors (NAIFA), and the Estate Planning Council of the Lehigh Valley. Mr. Molewski has served on the boards of King's College, Northampton Community College Foundation and Lehigh Valley Hospital Major Gifts Committee. Mr. Molewski is a former board member of M Funds Investment Advisory Group, which is a mutual fund company based in Portland, Oregon.

         PHILLIP S. SCHWARTZ. Mr. Schwartz has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Mr. Schwartz has been the President of Schwartz Heating & Plumbing, Inc., which specializes in plumbing installation for new construction, since 1980. He serves on the President's Council of DeSales University. Mr. Schwartz has been President of P & M Schwartz Corporation, a land development corporation located in Whitehall, Pennsylvania since 1993. He also served on the PNC Bank Regional Board from 1993 until the fall of 1996.

         MARTIN F. SPIRO. Mr. Spiro has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Mr. Spiro retired in 1987 from garment manufacturing and currently is an investor in bank and thrift stocks. From 1990 until 1994, Mr. Spiro was a director of VSB Bancorp, Inc. in Closter, New Jersey when it was acquired by UJB Financial. From 1990 until 1992, Mr. Spiro was a director of Flagship Financial Corp. in Jenkintown, Pennsylvania, when it was acquired by PNC Financial.

         DONALD J. WHITING, JR. Mr. Whiting has served as a director of the Company and the Bank since October 2005. Mr. Whiting is the President and CEO of Whiting Door Manufacturing Corp, Akron, New York, a manufacturer of doors for trailers, truck bodies and containers. Mr. Whiting is also the president of JRI Acquisition, LLC, which holds stock in a European door manufacturer. Mr. Whiting is a director of JR Industries, a European manufacturer of doors and other components for trucks and trailers. Mr. Whiting is a graduate of Lehigh University, Bethlehem, Pennsylvania. Mr. Whiting served as a member of the Board of Directors of the Bank of Akron, Akron, New York, from 1998 until 2005 where he was the Chairman of the Loan Committee and the Compensation Committee.

         HARRY C. BIRKHIMER. Mr. Birkhimer has been employed by the Bank as Senior Vice President and Chief Financial Officer since 1999, and has served as Vice President and Treasurer of the Company since its formation in 2001. He is a Certified Public Accountant. From 1991 to 1998 he was Chief Financial Officer of Indiana First Savings Bank, Indiana, Pennsylvania.

         SANDRA A. BERG. Ms. Berg has been employed by the Bank since 1997, most recently as Senior Vice President, Chief Operating Officer and Secretary, and serves as Vice President and Secretary of the Company. She has over 25 years of retail banking and branch management experience. From 1990 to 1997, Ms. Berg was employed by PNC Bank, most recently as an Assistant Vice President and Branch Manager.

         CHRIS J. PERSICHETTI. Mr. Persichetti has been employed by the Bank since 1999, most recently as Senior Vice President and Chief Lending Officer. He has over 20 years of banking experience. From 1986 to 1999, Mr. Persichetti was employed by PNC Bank, most recently as a Vice President in the Business Banking Division.

         ROBERT W. TURNER. Mr. Turner has been employed by the Bank since 2001, most recently as Senior Vice President and Chief Technology Officer. From 2000 to 2001, Mr. Turner was a Senior Systems Engineer with Guardian Life Insurance Company. From 1995 to 2000, he was a Project Manager in the Construction and Mining Group of Ingersoll-Rand Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees are the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. During the year ended December 31, 2005, the Board of Directors met at twelve regular meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

         EXECUTIVE COMMITTEE. The Executive Committee consists of Directors Martin F. Spiro (Chairman), Mark W. Jaindl, John F. Eureyecko and Donald P. Whiting. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee did not meet during 2005.

         AUDIT COMMITTEE. The Audit Committee consists of Directors John W. Galuchie, Jr. (Chairman), Martin F. Spiro and John F. Eureyecko. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Mr. Galuchie has been designated as the Audit Committee Financial Expert. The Audit Committee met six times during 2005.

         The duties and responsibilities of the Audit Committee include, among other things:

         o retaining, overseeing and evaluating an independent registered public accounting firm to audit the annual financial statements;

         o reviewing the integrity of the Company's financial reporting processes, both internal and external in consultation with the independent registered public accounting firm and the internal auditor;

         o        approving the scope of the audit in advance;

         o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

         o considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor's independence;

         o reviewing earnings and financial releases and quarterly reports filed with the SEC;

         o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

         o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

         o        reviewing the adequacy of the audit committee charter.

         COMPENSATION COMMITTEE. The Compensation Committee consists of Donald
J. Whiting (Chairman), John W. Galuchie, Jr. and Michael D. Molewski. Each member of the Compensation Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Compensation Committee meets annually to review the performance of the Chief Executive Officer and other executive officers, and approves changes to the base compensation, as well as the level of bonus, if any, to be awarded to such officers. The Compensation Committee meets when needed to review all employment policies and the performance and remuneration of the officers and employees of the Company, and to review and approve all compensation and benefit programs implemented by the Company and all matters relating to pension plan administration. The Compensation Committee met one time during the year ended December 31, 2005.

         NOMINATING COMMITTEE. The independent members of the Board of Directors act as the Nominating Committee for the Company. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company's website at www.pcbanker.com.

         The functions of the Nominating Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval; and

         o to develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

         The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under Nasdaq corporate governance rules, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

         Procedures for the Consideration of Board Candidates Submitted by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders for consideration by the Nominating Committee. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of candidates for Director by writing to the Company's Corporate Secretary, 4029 West Tilghman Street, Allentown, Pennsylvania 18104. A submission must be received not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, the stockholder's recommendation must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

         o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

         o The name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

         o A statement of the candidate's business and educational experience;

         o Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o A statement detailing any relationship between the candidate and American Bank Incorporated;

         o A statement detailing any relationship between the candidate and any customer, supplier or competitor of American Bank Incorporated;

         o Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Stockholder Proposals."

         Stockholder Communications with the Board. A stockholder of the Company who wants to communicate with the Board or with any individual Director may do so through our website at www.pcbanker.com or by writing to:

                           American Bank Incorporated
                          Attention: Board of Directors
                            4029 West Tilghman Street
                          Allentown, Pennsylvania 18104

         The communication should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

         o forward the communication to the Director(s) to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

         The Company does not have a policy regarding director attendance at annual meetings of stockholders. All of the Company's then-current directors attended the prior year's annual meeting of stockholders.

CODE OF ETHICS

         The Company has adopted a Code of Ethics that is applicable to senior financial officers of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions as defined in the Code of Ethics. The Code of Ethics is available on the Company's website at www.pcbanker.com. Amendments to and waivers from the Code of Ethics with respect to the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions will also be disclosed on the Company's website.

AUDIT COMMITTEE REPORT

         The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A. Each member of the Audit Committee satisfies the definition of independent director as established by the Nasdaq corporate governance listing standards.

         Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management, and the independent registered public accounting firm, the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005;

         o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 and for filing with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee
                         John W. Galuchie, Jr., Chairman
                                 Martin F. Spiro
                                John F. Eureyecko

DIRECTORS' COMPENSATION

         Each non-employee Director receives $18,000 per year for attendance at Board and Committee meetings. Directors who attend all twelve regular meetings receive a bonus of $3,000. Directors who attend eleven regular monthly meetings receive a bonus of $2,000. Directors who attend ten regular monthly meetings receive a bonus of $1,000. Directors who attend less than ten regular monthly meetings receive no bonus. For the year ended December 31, 2005, directors as a group received $77,750 in fees for their services. Under the Company's Non-Qualified Stock Option Plan, and beginning in 1999, each non-employee director received an annual option grant of 2,000 shares of common stock. Option grants to Directors were discontinued in 2002. At December 31, 2005, all options to purchase shares of common stock that had been granted to non-employee directors have been exercised.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth for the three years ended December 31, 2005, certain information as to the total remuneration paid by the Bank to the President and Chief Executive Officer and Senior Vice President and Chief Lending Officer and the Senior Vice President and Chief Information Officer. No other employee's salary and bonuses exceeded $100,000 in 2005. The Company does not separately compensate its employees.

                                       ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                               -----------------------------------   --------------------------------------
                                                                     RESTRICTED     SECURITIES
NAME AND                                              OTHER ANNUAL     STOCK        UNDERLYING                   ALL OTHER
PRINCIPAL POSITION      YEAR     SALARY      BONUS    COMPENSATION     AWARDS     OPTIONS/SARS(#)   PAYOUTS    COMPENSATION
------------------      ----   ---------  ---------   ------------   ----------   ---------------   -------    ------------
Mark W. Jaindl,         2005   $ 219,230  $  38,700        --            --            10,000          --      $  25,126(1)
Chairman, President     2004     187,923     10,400        --            --            10,000          --         22,192(1)
and Chief Executive     2003     175,000     16,100        --            --                --          --         41,439(1)
Officer

Chris Persichetti,      2005   $ 100,000  $  35,136        --            --             1,500          --      $   8,982(2)
Senior Vice President   2004      90,000     16,625        --            --             1,500          --          9,585(2)
and Chief Lending       2003      84,000     24,293        --            --             1,088          --          7,731(2)
Officer


Robert W. Turner        2005   $  95,769  $  10,653        --            --               --           --      $  17,650(3)
Senior Vice President   2004      89,912      7,110        --            --               --           --         14,702(3)
and Chief Information   2003      87,068      5,902        --            --                --          --         13,694(3)
Officer

----------
(1) Includes $5,000, $5,000 and $25,000 contributed to the deferred compensation plan in 2005, 2004 and 2003. For the years ended December 31, 2005, 2004 and 2003 the amount includes $10,310, $9,092 and $7,772 of health, life and disability insurance premiums paid on behalf of Mr. Jaindl. For the years ended December 31, 2005, 2004 and 2003 the amount includes 346, 250 and 300 shares under the ESOP valued at the closing market price per share of $8.17, $8.60 and $9.78, respectively. For the years ended December 31, 2005, 2004 and 2003 the amount includes $7,000, $5,950 and $5,733 in matching funds for the 401(k) Plan.
(2) Includes $3,097, $5,000 and $3,500 contributed to the deferred compensation plan in 2005, 2004 and 2003. For the years ended December 31, 2005, 2004 and 2003 the amount includes $1,252, $1,163 and $7,772 of health, life and disability insurance premiums paid on behalf of Mr. Persichetti. For the years ended December 31, 2005, 2004 and 2003 the amount includes 223, 135 and 167 shares under the ESOP valued at the closing market price per share of $8.17, $8.60 and $9.78, respectively. For the years ended December 31, 2005, 2004 and 2003 the amount includes $2,811, $2,261 and $5,733 in matching funds for the 401(k) Plan.
(3) Includes $3,000, $2,000 and $2,000 contributed to the deferred compensation plan in 2005, 2004 and 2003. For the years ended December 31, 2005, 2004 and 2003 the amount includes $9,980, $8,742 and $7,428 of health, life and disability insurance premiums paid on behalf of Mr. Turner. For the years ended December 31, 2005, 2004 and 2003 the amount includes 177, 122 and 151 shares under the ESOP valued at the closing market price per share of $8.17, $8.60 and $9.78, respectively. For the years ended December 31, 2005, 2004 and 2003 the amount includes $3,224, $2,911 and $2,789 in matching funds for the 401(k) Plan.

EMPLOYEE BENEFIT PLANS

         NON-QUALIFIED STOCK OPTION PLAN. American Bank adopted a Non-Qualified Stock Option Plan, which was succeeded to by the Company. The Non-Qualified Stock Option Plan covers options to purchase 313,575 shares of common stock, of which 184,088 options were granted and outstanding at December 31, 2005. Options granted under this plan will have an option price at least equal to the fair market value of the common stock on the date of the grant. Options available for grant at December 31, 2005, were 129,487. The weighted-average remaining contractual life of the outstanding options at December 31, 2005 was approximately 7.06 years.

         Set forth in the table that follows is information relating to options granted under the Non-Qualified Stock Option Plan to the Named Executive Officers during the year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                         OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                                                 INDIVIDUAL GRANTS
---------------------------- ---------------- ------------------- ------------ ------------ ------------------------
                                               PERCENT OF TOTAL    EXERCISE
                                               OPTIONS GRANTED      OR BASE
                                 OPTIONS       TO EMPLOYEES IN       PRICE     EXPIRATION     GRANT DATE PRESENT
           NAME                  GRANTED             2005           ($)(1)        DATE           VALUE ($)(2)
---------------------------- ---------------- ------------------- ------------ ------------ ------------------------
Mark W. Jaindl                   10,000              76.9            8.44       1/05/2015           21,300
---------------------------- ---------------- ------------------- ------------ ------------ ------------------------
Chris Persichetti                 1,500              11.5            8.44       1/05/2015            3,195
---------------------------- ---------------- ------------------- ------------ ------------ ------------------------
Robert W. Turner                   --                --               --           --                   --
---------------------------- ---------------- ------------------- ------------ ------------ ------------------------

----------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(2) Based on a grant date present value of $2.13 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 27%; risk free rate of return of 4.28%; dividend yield of 1.30% and a 10-year option life.

         Set forth in the table that follows is certain information concerning options outstanding to the Named Executive Officers at December 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
---------------------------- ---------------- ----------------- ------------------------- --------------------------
                                                                  NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                                                                       OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                                        YEAR-END                 YEAR-END(1)
---------------------------- ---------------- ----------------- ------------------------- --------------------------
                             SHARES ACQUIRED       VALUE        EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
NAME                         UPON EXERCISE        REALIZED                 (#)                        ($)
---------------------------- ---------------- ----------------- ------------------------- --------------------------
Mark W. Jaindl                   --                  $--            124,750 / 10,000           $191,530 / $-0-
---------------------------- ---------------- ----------------- ------------------------- --------------------------
Chris J. Persichetti             --                  $--             13,500 / 4,088            $33,775 / $-0-
---------------------------- ---------------- ----------------- ------------------------- --------------------------
Robert W. Turner                 --                  $--              5,000 / -0-                $850 / $-0-
---------------------------- ---------------- ----------------- ------------------------- --------------------------

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on December 31, 2005, at which date the last trade price of the common stock as quoted on the Nasdaq Capital Market was $8.17.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. American Bank has established an employee stock ownership plan. Employees with at least one year of employment with American Bank and who have attained age 21 are eligible to participate. Participants in the employee stock ownership plan receive credit for vesting purposes for each calendar year of continuous employment with American Bank in which the employee completed 1,000 hours of service prior to the effective date of the employee stock ownership plan. A participant is 20% vested in his/her benefits after three years of service and in an additional 20% for each subsequent year until a participant is 100% vested after seven years. A participant is also 100% vested in his benefits upon normal retirement (as defined in the employee stock ownership plan), early retirement, disability or death. A participant who terminates employment before becoming fully vested will forfeit his or her non-vested benefits under the employee stock ownership plan. Benefits are payable in the form of common stock and cash or, at the election of the participant, in common stock only or cash only, upon separation from service. American Bank's contributions to the employee stock ownership plan are discretionary and, therefore, benefits payable under the employee stock ownership plan cannot be estimated.

         In connection with the establishment of the employee stock ownership plan, American Bank appointed a committee of non-employee directors to administer the employee stock ownership plan, and to appoint a trustee. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares, and shares held in the suspense account, will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

         EMPLOYMENT AGREEMENT. American Bank has entered into an employment agreement with its President and Chief Executive Officer for a three-year term, which automatically extends by one day for each day of the contract term. American Bank can terminate the executive's employment for cause at any time without obligation under the agreement. If employment is terminated without cause or following a change in control, American Bank shall pay the executive's salary and benefits for the remaining term of the agreement. The agreement includes restrictions on competition and confidentiality following termination of employment.

         NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR SENIOR EMPLOYEES. The Bank established a Non-qualified Deferred Compensation Plan for Senior Employees (the "Plan"), effective January 1, 2003, for senior employees designated by the Board of Directors. Each year, the Bank may, but is not required to, make discretionary contributions to the Plan on behalf of participants. The rate of return credited to participants' accounts each year is equal to the one-year treasury yield, unless, in the Board of Directors' sole discretion, a higher rate of earnings shall be credited. A participant will vest in his account at the rate of 10% per year, beginning the first day of the second year following the initial contribution, and become fully vested after ten years of participation in the Plan. A participant's account will become fully vested upon a participant's death, disability, retirement at or after attaining age 65, or due to a change in control. In the event a participant is terminated for cause or violates the Plan's provisions on non-disclosure, trade secrets and non-solicitation, his account would be forfeited. Upon the later of the participant's attainment of age 65 or termination of services due to retirement, or at such other date as approved by the Board of Directors, the Bank will distribute the amount credited to the participant's account, commencing or within 60 days following the last day of the month of such termination, or within a reasonable period of time thereafter as American Bank and the participant will determine. In the event of a participant's death or disability, American Bank will commence distribution within 60 days of notice of the participant's death or determination of disability. Benefits under the Plan will be paid in five installments or in a lump sum, at the Board's discretion. A participant may request distribution of benefits in a lump sum; however, the determination as to whether to grant such request rests solely with the Board, and if granted, the lump sum distribution will be conditioned on the participant's entering into a two-year non-compete agreement. For as long as the participant participates in the Plan as an employee of the Bank or while receiving benefits under the Plan, the participant will be bound by the non-disclosure/trade secret and non-solicitation provisions of the Plan.

INCENTIVE COMPENSATION

         Incentive compensation bonuses paid to executive officers, other officers, and staff are determined and paid at the sole discretion of the Board of Directors, typically on an annual basis. Total incentive compensation bonuses paid to all employees was $86,871, $138,517 and $60,409 for the years ended December 31, 2005, 2004 and 2003, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The common stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's proxy statement of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. No officer, director or 10% beneficial owner of the Company failed to file ownership reports as required for the year ended December 31, 2005.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         American Bank leases the premises for its principal office under a five-year operating lease agreement expiring November 2007. American Bank has the option to extend the lease agreement for four additional five-year lease terms and has notified the lessor of its intent to exercise its option to renew the lease for an additional five years beginning in November 2007. The lessor and the Bank have reached agreement on the terms of the lease renewal at that date. American Bank is responsible for its direct or proportionate share of real estate taxes, insurance, utilities and maintenance and repairs on the building. The lessor is The Jaindl Building, LP and Mark W. Jaindl Properties, LLC is the general partner of that limited partnership. Mark W. Jaindl is the owner of Mark
W. Jaindl Properties LLC. Mr. Jaindl is the Chairman of the Board, President and Chief Executive Officer and a principal stockholder of American Bank Incorporated. The minimum lease payments due in 2006 under the original terms of the lease are $361,000.

         American Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its executive officers, directors, principal stockholders, their immediate families and affiliated companies (commonly referred to as related parties), on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and have not involved more than the normal risk of collectibility or present other unfavorable features.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP, the Company's independent registered public accounting firm during 2005 and 2004:

         AUDIT FEES. The aggregate fees billed to the Company by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for the audit of the Company's annual consolidated financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings and engagements was $58,629 and $48,969 during the years ended December 31, 2005 and 2004, respectively.

         AUDIT RELATED FEES. The aggregate fees billed to the Company by Beard Miller Company LLP for assurance and related services rendered by Beard Miller Company LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was $3,235 and $-0- during the years ended December 31, 2005 and 2004, respectively. These services primarily included accounting consultations.

         TAX FEES. The aggregate fees billed to the Company Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice and tax planning was $8,750 and $13,127 during the years ended December 31, 2005 and 2004, respectively. These services primarily included the preparation of tax returns.

         ALL OTHER FEES. The aggregate fees billed to the Company by Beard Miller Company LLP that are not described above was $-0- and $-0- during the years ended December 31, 2005 and 2004.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2005 and 2004, 100% of audit related services, tax services and all other services were approved by the Audit Committee prior to engagement.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Beard Miller Company LLP's independence. The Audit Committee concluded that performing such services does not affect Beard Miller Company LLP's independence in performing its function as the independent registered public accounting firm of the Company.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 4029 West Tilghman Street, Allentown, Pennsylvania 18104, no later than November 28, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety (90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matter described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN OR TELEPHONIC REQUEST TO SANDRA A. BERG, CORPORATE SECRETARY, 4029 WEST TILGHMAN STREET, ALLENTOWN, PENNSYLVANIA 18104, (610) 366-1800.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Sandra A. Berg

                                           Sandra A. Berg
                                           Corporate Secretary
Allentown, Pennsylvania
March 29, 2006

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION AND MEMBERSHIP
---------------------------

There shall be a committee of the board of directors of American Bank Incorporated (the "Company") known as the Audit Committee. The Audit Committee shall be composed of directors who are independent directors, as defined in
Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and do not own or control 20% or more of the voting securities of the Company. In addition to each member of the Audit Committee being independent, they are barred from receiving consulting, advisory or any other compensation from the Company, other than as a Board or Committee member. The members of the committee must be able to read and understand basic financial statements, including the Company's balance sheet, statement of income and expense and statement of cash flows.

STATEMENT OF POLICY
-------------------

The Audit Committee shall provide assistance to corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between and among the directors, management, the independent auditors and the internal auditors. The audit committee shall meet four times per year, or more frequently as circumstances warrant.

DUTIES OF THE AUDIT COMMITTEE
-----------------------------

The duties of the Audit Committee consist of the following:

a.       Oversight of Auditors.

                  The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors engaged by the Company for the purpose of issuing audit reports and related work. In addition, the Audit Committee is responsible for the resolution of disagreements between management and the external auditors regarding financial reporting.

b.       Procedures to Hear Complaints.

                  The Audit Committee shall put in place procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. This shall also include confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.


c.       Authority to Hire Staff.

                  The Audit Committee is expressly granted the authority to engage independent counsel and other advisors necessary to carry out its duties.

d.       Funding.

                  The Audit Committee shall at all times be provided with sufficient funds necessary to fulfill its duties including, payments to independent accountants for audit services, Audit Committee member salaries or fees and payments to retain Audit Committee staff.

e.       Overseeing the internal audit function, including but not limited to:

                  1. reviewing and approving the internal audit plan, which shall include all appropriate control and compliance matters.

                  2. reviewing reports of internal auditors as well as management's response;

                  3.       monitoring adherence to the internal audit plan;

                  4.       monitoring corrective action taken by management;

                  5. reviewing reports issued pursuant to the Bank's Internal Loan Review policies and monitoring corrective action; and

                  6. monitoring corrective actions resulting from examination reports or external audit reports;

                  7. reviewing the policies adopted by the Board of Directors governing the Internal Audit Department and recommending modifications thereof if indicated.

f. Reviewing with management and its independent auditor the scope of services required by the audit, significant accounting policies, and audit conclusions regarding significant accounting estimates;

g. Reviewing with management and its independent auditor their assessments of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control structure;

h. Reviewing with management the institution's compliance with laws and regulations;

i.       Taking other action, independent of management, whenever appropriate.

j. Through its chairman, or in the absence of the chairman another designated member, review interim financial data and discuss with the Chief Financial Officer (or other appropriate officer in the absence of the Chief Financial Officer) and independent auditor, in person or by telephone conference, the results of the auditor's review of the data prior to the filing of the Form 10 KSB or 10 QSB, and preferably prior to the public announcement of financial results.

k. Perform such other duties as assigned by law, the company's charter and bylaws, or the board of directors.

RELATIONSHIP TO INTERNAL AUDIT DEPARTMENT
-----------------------------------------

The scope of the functions of the internal auditing firm is under the direction of the Audit Committee. The internal auditing firm is hired by and reports directly to the Audit Committee.

                                    PROXY

                           AMERICAN BANK INCORPORATED
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2006

         The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania on April 26, 2006, at 9:00 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                                  FOR   WITHHELD
                                                                  ---   --------
                                                              (except as
                                                              marked to
                                                                 the
                                                               contrary
                                                                below)

1.  The  election  as  Director  of Michael D.  Molewski  to
    serve for a two-year  term and the election as Directors      [ ]      [ ]
    of John F. Eureyecko,  John W. Galuchie,  Jr. and Donald
    J. Whiting, Jr. each to serve for a three-year term.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
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

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 29, 2006, and audited financial statements.


Dated: _________________________              [ ]  Check Box if You Plan
                                                   to Attend Annual Meeting


-------------------------------               ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


-------------------------------               ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.


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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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